SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 10, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 10, 2003, headed "Hancock Holding
                             Company reports first quarter 2003 earnings - up
                             20 percent."

Item 9. Regulation FD Disclosure.  On April 10, 2003, Hancock Holding Company announced by press release its earnings for the first quarter ended March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 12.  Results of Opeations and Financial Condition.  On April 10, 2003, Hancock Holding Company announced by press release its earnings for the first quarter ended March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By: /s/ Carl J. Chaney
                                        --------------------------------
                                           Carl J. Chaney
                                           Chief Financial Officer

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                        For More Information
April 10, 2003                               George A. Schloegel, Chief Executive Officer
                                             Carl J. Chaney, Chief Financial Officer
                                             800.522.6542 or 228.868.4727

              Hancock Holding Company reports first quarter 2003 earnings - up 20 percent

     GULFPORT,  MS (April 10, 2003) - Hancock  Holding  Company  (NASDAQ:  HBHC) today  announced  earnings for the quarter  ended March 31, 2003.  Net income for the first quarter of 2003 was $13.66  million,  an increase of $2.24 million,  or 20  percent,  over net  income of $11.42  million  reported  for the first  quarter  of 2002.  Diluted earnings per share were $0.82 for the first quarter of 2003, compared to $0.67 for the first quarter of 2002.

     The  Company's  returns on average  assets and average  common  stockholders'  equity for the first quarter of
2003  were  1.37  percent  and  14.08  percent,  respectively,  compared  with  1.23  percent  and  12.25  percent,
respectively,   for  the  first  quarter  of  2002.  Annualized  returns  on  average  assets  and  average  common stockholders' equity for the fourth quarter of 2002 were 1.39 percent and 13.87 percent, respectively.

     Loans were $2.121  billion at March 31, 2003,  compared to $1.880  billion at March 31,  2002,  an increase of
$241  million,  or 12.8  percent.  Deposits were $3.459  billion at March 31, 2003,  compared to $3.162  billion at
March 31, 2002, an increase of $297 million,  or 9.4 percent.  Total assets were $4.153  billion at March 31, 2003, an 8.6 percent increase from $3.825 billion reported at March 31, 2002.

     Common  stockholders' equity  increased  5.4 percent to $393 million at March 31, 2003,  from $373 million at
March 31, 2002.  Book value per share increased  $2.00, or 8.5 percent,  to $25.45 at March 31, 2003 from $23.45 at
March 31, 2002.

     In  commenting on Hancock's operating  results for the first  quarter of 2003,  George A.  Schloegel,  Chief
Executive  Officer,  stated,  "Given the  challenges of the continued  softness in the economy,  our first- quarter earnings reflect our ongoing efforts to expand our market share while enhancing asset quality."

Net Interest Income

     Net interest  income (te) for the first quarter of 2003  decreased  $.278  million,  or 0.7 percent,  from the first quarter of 2002,  and was $1.9 million,  or 4.5 percent lower than the fourth  quarter of 2002. The company's net  interest  margin  (te) was 4.34  percent in the first  quarter of 2003,  34 basis  points  lower than the same quarter a year ago, and 31 basis points lower than the previous quarter.

     Compared to the same  quarter a year ago, the primary  driver of the  decreased  level of net interest  income
(te) was the 34 basis  point  narrowing  of the  Company's  net  interest  margin  (te).  The net  interest  margin narrowed as the overall  yield on loans and  securities  fell more  rapidly (90 basis  points)  than the  Company's ability to reduce total  funding costs (56 basis  points).  Somewhat  mitigating  the narrowing of the net interest margin was $211 million of average loan growth from first quarter 2002 to first  quarter 2003,  which was funded by
$256 million of average deposit growth for the same period.

                                                     - more -

     The lower  level of net  interest  income  (te) and net  interest  margin  (te)  compression  compared  to the previous  quarter was due to a larger  reduction in the yield on loans and  securities  (45 basis  points) than the reduction in funding costs (15 basis  points).  Another  factor  impacting  the levels of net interest  income (te)
and net interest  margin (te) as compared to the previous  quarter was average  deposit growth of $145 million.  As loan growth  slowed to $36 million in the current  quarter,  a greater  percentage  of the  aforementioned  deposit growth was invested in the securities  portfolio at historically  low yields.  The Company is focused on efforts to further  reduce  deposit  costs,  resume loan growth at levels  consistent  with  previous  quarters,  and slow the overall reductions in the yield on the securities portfolio.

Non-Interest Income and Expense

     Non-interest income for the first quarter of 2003 was up $.404 million,  or 2.3 percent,  compared to the same quarter a year ago,  but was down $1.2  million,  or 6.4  percent,  compared  to the  previous  quarter.  The first quarter 2003 levels did include a pretax net  securities  gain of $.455 million  related to the sale of $65 million of floating rate  securities.  These  securities were reinvested at a yield  advantage of  approximately  187 basis points.

     Other factors  impacting the lower levels of  non-interest  income as compared to the prior quarter were lower service  charges on deposit  accounts (down $.996 million) and other income (down $.589  million).  Service charges on deposit  accounts are seasonally  lower in the first quarter of each year and return to more  normalized  levels in the second  quarter.  Other  income was  impacted by  approximately  $.7 million of income  booked in the fourth quarter relating to the consolidation of income associated with oil & gas royalties,  timber  properties,  and a 79 percent owned insurance subsidiary, Harrison Life Insurance Company.

     Operating  expenses for the first quarter of 2003 were $.605 million,  or 1.8 percent  lower,  compared to the same  quarter a year ago and was  $2.447  million,  or 6.9  percent,  lower  than the  previous  quarter.  The vast majority  of these  decreases  was  reflected  in other  operating  expenses  and was  spread  over a wide range of operating  expense  categories.  Continuation  of focused  expense  control  efforts was the primary reason for the operating expense reductions from the same quarter a year ago and from the previous quarter.

     Primarily  due to the  aforementioned  operating  reductions  from  the  first  quarter  of 2002  and from the previous quarter,  the Company's  efficiency ratio (expressed as non-interest  income as a percent of total revenue before  securities  transactions  and  amortization of purchased  intangibles)  was reduced to 57.33 percent in the first  quarter of 2003.  This was compared to 58.03  percent for the same quarter a year ago, and 57.97 percent for the previous quarter.

Asset Quality

     Non-performing  assets as a percent of total loans and foreclosed  assets were 0.81 percent at March 31, 2003, compared to 0.84  percent at December 31,  2002.  Non-performing  assets  decreased  $.6 million from  December 31,
2002 and were  reflected in lower levels of foreclosed  assets,  while  non-accrual  loans were  essentially  flat.
Compared to the first  quarter of 2002,  non-performing  assets as a percent of total loans and  foreclosed  assets were down 24 basis  points,  or $2.7  million.  The  overall  decrease in the level of  non-performing  assets from
March 31, 2002 was reflected in consistent  decreases in  non-performing  assets over the course of the  subsequent four  quarters  as the  Company  focused  efforts on  reducing  the overall  level of  non-performing  assets.  The
Company's  ratio of  accruing  loans 90 days or more past due to total  loans was 0.28  percent at March 31,  2003, compared to 0.30 percent at December 31, 2002 and .36 percent at March 31, 2002.
                                                     - more -

     The Company's  allowance  for loan losses was $34.7 million at March 31, 2003 and was unchanged  from December
31, 2002,  but was  increased  $3.2 million from March 31, 2002.  The ratio of the  allowance  for loan losses as a percent of  period-end  loans was 1.64  percent at March 31,  2003,  compared to 1.65 percent at December 31, 2002.
The  increase in the  allowance  for loan  losses  from March 31,  2002 was a function of the $241  million of loan growth  experienced  between  March 31, 2002 and March 31,  2003.  While the Company  maintains a cautious  outlook regarding overall uncertainty about economic  conditions,  the level of the allowance for loan losses is maintained at a level that reflects this  uncertainty  but also  considers  changes in the mix and size of the Company's  loan portfolio.

     Annualized  net  charge-offs  as a percent of average  loans for the first  quarter of 2003 was 0.59  percent, compared to 0.63  percent for the fourth  quarter of 2002.  Net  charge-offs  were  decreased  $.246  million  from fourth  quarter  2002 to first  quarter  2003 and were  reflected  primarily  in lower  levels  of  charge-offs  in commercial  loans and finance company loans.  Compared to the first quarter of 2002, net  charge-offs  were reduced
$4.7  million,  or 108  basis  points  (expressed  as a percent  of  average  loans).  As with the  improvement  in non-performing  assets, the Company has recorded  consistently  better performance in net charge-offs over the past four  quarters.  The provision  for loan losses in the first  quarter of 2003 was $3.0  million,  or 100 percent of the  quarter's  net  charge-offs.  This  compares  to the $4.7  million  provision  for loan  losses for the fourth quarter of 2002, or approximately 144 percent of that quarter's net charge-offs.

General

     On February 22, 2003, the Company  completed the acquisition of two Dryades  Savings Bank branches  located in
Metairie,  LA and Kenner,  LA (both  suburbs of New Orleans).  The two acquired  facilities  have a combined  total deposit base of approximately  $40 million.  As a result of this  acquisition,  the Company reported a net increase of two  full-service  banking  facilities,  from 102 offices at December  31, 2002 to 104  facilities  at March 31,
2003.

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared  and audited in  accordance  with  Generally
Accepted  Accounting  Principles (GAAP).  The Company's systems of internal controls and risk management  processes are in place and fully functional.

     Hancock  Holding  Company - parent company of Hancock Bank  (Mississippi)  and Hancock Bank of Louisiana - has
assets of $4.153 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest  five-star  financial institutions  in America.  Hancock Bank operates 104  full-service  offices and over 141 automated  teller machines throughout South  Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock
Insurance  Agency,  Hancock Mortgage  Corporation,  and Harrison Finance Company.  Investors can access  additional corporate information or on-line banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management expectations.  This release  contains  forward-looking  statements  and reflects  management's current views and estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

                                                     - more -

                                                           Hancock Holding Company
                                                            Financial Highlights
                                                (amounts in thousands, except per share data)
                                                                  (unaudited)

                                                                               Three Months Ended
                                                                     ------------------------------------------
                                                                        3/31/2003    12/31/2002     3/31/2002
                                                                     ------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                                                   $0.84         $0.84         $0.68
    Diluted                                                                 $0.82         $0.82         $0.67
Earnings per share before amortization of
  purchased intangibles:
    Basic                                                                   $0.85         $0.86         $0.69
    Diluted                                                                 $0.83         $0.83         $0.68
Cash dividends per share                                                    $0.21         $0.20         $0.20
Book value per share (period end)                                          $25.45        $25.09        $23.45
Weighted average number of shares:
    Basic                                                                  15,442        15,487        15,892
    Diluted                                                                16,756        16,822        17,103
Period end number of shares                                                15,435        15,443        15,892
Market data:
    High closing price                                                     $46.94        $50.37        $36.17
    Low closing price                                                      $42.80        $42.00        $27.56
    Period end closing price                                               $43.06        $44.65        $35.80
    Trading volume                                                          1,418         2,353         1,117

Performance Ratios

Return on average assets                                                    1.37%         1.39%         1.23%
Return on average common equity                                            14.08%        13.87%        12.25%
Earning asset yield (TE)                                                    6.05%         6.50%         6.95%
Total cost of funds                                                         1.71%         1.86%         2.27%
Net interest margin (TE)                                                    4.34%         4.65%         4.68%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                            57.33%        57.97%        58.03%
Average common equity as a percent of average total assets                  9.73%        10.05%        10.05%
Leverage ratio                                                              9.21%         9.35%         8.44%
Tangible common equity to assets                                            8.14%         8.45%         8.40%
Net charge-offs as a percent of average loans                               0.59%         0.63%         1.67%
Reserve for loan losses as a percent of period end loans                    1.64%         1.65%         1.68%
Reserve for loan losses to NPAs + accruing loans 90 days past due         149.63%       143.48%       118.55%
Provision for loan losses to net charge-offs                              100.00%       143.64%        68.65%

*Note:  Share and per share data give effect to the 3 - for - 2 stock split effective August 5, 2002.

                                                           Hancock Holding Company
                                                            Financial Highlights
                                                (amounts in thousands, except per share data)
                                                                  (unaudited)

                                                                               Three Months Ended
                                                                     -------------------------------------------
                                                                        3/31/2003  12/31/2002    3/31/2002
                                                                     -------------------------------------------

Asset Quality Information

Non-accrual loans                                                         $11,949     $11,870     $14,119
Foreclosed assets                                                          $5,230      $5,936      $5,718
Total nonperforming assets                                                $17,179     $17,806     $19,837
Nonperforming assets as a percent of loans and foreclosed assets            0.81%       0.84%       1.05%
Accruing Loans 90 days past due                                            $6,039      $6,407      $6,805
Accruing Loans 90 days past due as a percent of loans                       0.28%       0.30%       0.36%
Nonperforming assets + accruing loans 90 days past due
  to loans and foreclosed assets                                            1.09%       1.15%       1.41%

Net charge-offs                                                            $3,020      $3,266      $7,762
Net charge-offs as a percent of average loans                               0.59%       0.63%       1.67%

Reserve for loan losses                                                   $34,740     $34,740     $31,585
Reserve for loan losses as a percent of period end loans                    1.64%       1.65%       1.68%
Reserve for loan losses to NPAs + accruing loans 90 days past due         149.63%     143.48%     118.55%

Provision for loan losses                                                  $3,020      $4,691      $5,329
Provision for loan losses to net charge-offs                              100.00%     143.64%      68.65%

Reserve for Loan Losses

Beginning Balance                                                          34,740      33,315      34,018
Provision for loan loss                                                     3,020       4,691       5,329
Charge-offs                                                                 4,771       4,667       9,200
Recoveries                                                                  1,751       1,401       1,438
                                                                     -------------------------------------------
Net charge-offs                                                             3,020       3,266       7,762
                                                                     -------------------------------------------
Ending Balance                                                             34,740      34,740      31,585
                                                                     -------------------------------------------
Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                                 $741        $920      $5,295
Mortgage loans                                                                 35          32           1
Direct consumer loans                                                       1,281       1,370       1,399
Indirect consumer loans                                                       558         428         652
Finance company loans                                                         405         516         415
                                                                     -------------------------------------------
Total net charge-offs                                                      $3,020      $3,266      $7,762

Average loans:
Commercial/real estate loans                                           $1,061,644  $1,044,411    $948,905
Mortgage loans                                                            294,611     279,397     222,235
Direct consumer loans                                                     498,822     500,241     510,982
Indirect consumer loans                                                   190,648     187,303     162,422
Finance Company loans                                                      47,484      46,107      38,071
                                                                     -------------------------------------------
Total average loans                                                    $2,093,209  $2,057,459  $1,882,615

Net charge-offs to average loans:
Commercial/real estate loans                                                0.28%       0.35%       2.26%
Mortgage loans                                                              0.05%       0.05%       0.00%
Direct consumer loans                                                       1.04%       1.09%       1.11%
Indirect consumer loans                                                     1.19%       0.91%       1.63%
Finance Company loans                                                       3.46%       4.44%       4.42%
                                                                     -------------------------------------------
Total net charge-offs to average loans                                      0.59%       0.63%       1.67%

                                                           Hancock Holding Company
                                                            Financial Highlights
                                                (amounts in thousands, except per share data)
                                                                  (unaudited)

                                                                               Three Months Ended
                                                                     -------------------------------------
                                                                        3/31/2003  12/31/2002   3/31/2002
                                                                     -------------------------------------
Income Statement

Interest income                                                           $53,616     $56,702     $57,605
Interest income (TE)                                                       55,479      58,557      59,496
Interest expense                                                           15,581      16,762      19,320
                                                                     -------------------------------------
Net interest income (TE)                                                   39,898      41,795      40,176
Provision for loan losses                                                   3,020       4,691       5,329
Non-interest income excluding securities transactions                      17,339      19,012      17,390
Securities transactions gain/(loss)                                           455         (1)         (0)
Non-interest expense                                                       32,991      35,438      33,596
                                                                     -------------------------------------
Income before income taxes                                                 19,818      18,823      16,750
Income tax expense                                                          6,156       5,073       5,329
                                                                     -------------------------------------
Net income                                                                 13,663      13,750      11,421
Preferred dividends                                                           663         663         663
                                                                     -------------------------------------
Net income to common                                                      $12,999     $13,086     $10,758
                                                                     -------------------------------------
                                                                     -------------------------------------
Non-interest Income and Operating Expense

Service charges on deposit accounts                                       $10,155     $11,151      $9,448
Trust fees                                                                  1,940       1,903       2,086
Credit card merchant discount fees                                            801         851         754
Insurance fees                                                                516         559         514
Investment & annuity fees                                                     931         855       1,778
ATM fees                                                                      966         938         861
Secondary mortgage market operations                                          640         775         679
Other income                                                                1,390       1,979       1,270
Securities transactions gain/(losses)                                         455         (1)           0
                                                                     -------------------------------------
   Total non-interest income                                               17,794      19,011      17,390

Personnel expense                                                          20,171      18,728      19,066
Occupancy expense (net)                                                     2,117       2,204       2,037
Equipment expense                                                           2,086       2,483       1,888
Other operating expense                                                     8,438      11,835      10,417
Amortization of intangibles                                                   178         188         188
                                                                     -------------------------------------
   Total non-interest expense                                              32,991      35,438      33,596
                                                                     -------------------------------------

FTE Headcount                                                               1,746       1,790       1,731

                                                           Hancock Holding Company
                                                            Financial Highlights
                                                (amounts in thousands, except per share data)
                                                                  (unaudited)

                                                                               Three Months Ended
                                                                     -----------------------------------------
                                                                        3/31/2003     12/31/2002    3/31/2002
                                                                     -----------------------------------------

Period end Balance Sheet

Commercial/real estate loans                                           $1,073,526     $1,066,293     $950,083
Mortgage loans                                                            314,048        298,917      226,025
Direct consumer loans                                                     495,388        503,096      499,392
Indirect consumer loans                                                   190,719        189,285      165,892
Finance Company loans                                                      47,657         47,391       38,328
                                                                     -----------------------------------------
Total loans                                                             2,121,338      2,104,982    1,879,720
Securities                                                              1,661,626      1,486,810    1,449,712
Short-term investments                                                     40,371         47,257      197,626
                                                                     -----------------------------------------
Earning assets                                                          3,823,335      3,639,049    3,527,058
                                                                     -----------------------------------------
Reserve for loan losses                                                  (34,740)       (34,740)     (31,585)
Other assets                                                              364,592        368,838      329,299
                                                                     -----------------------------------------
Total assets                                                           $4,153,186     $3,973,147   $3,824,773
                                                                     -----------------------------------------
                                                                     -----------------------------------------

Non-interest bearing deposits                                            $611,901       $630,790     $629,844
Interest bearing transaction deposits                                   1,700,917      1,541,472    1,427,412
Time deposits                                                           1,146,078      1,129,239    1,104,673
Total interest bearing deposits                                         2,846,995      2,670,710    2,532,085
                                                                     -----------------------------------------
Total deposits                                                          3,458,895      3,301,500    3,161,929
Other borrowed funds                                                      226,931        215,242      225,513
Other liabilities                                                          37,526         31,823       27,581
Preferred stock                                                            37,069         37,069       37,069
Common shareholders' equity                                               392,765        387,513      372,682
                                                                     -----------------------------------------
Total liabilities, preferred stock & common equity                     $4,153,186     $3,973,147   $3,824,773
                                                                     -----------------------------------------
                                                                     -----------------------------------------

Average Balance Sheet

Commercial/real estate loans                                           $1,061,644     $1,044,411     $948,905
Mortgage loans                                                            294,611        279,397      222,235
Direct consumer loans                                                     498,822        500,241      510,982
Indirect consumer loans                                                   190,648        187,303      162,422
Finance Company loans                                                      47,484         46,107       38,071
                                                                     -----------------------------------------
Total loans                                                             2,093,209      2,057,459    1,882,615
Securities                                                              1,466,360      1,474,645    1,433,234
Short-term investments                                                    140,805         52,090      137,362
                                                                     -----------------------------------------
Earning assets                                                          3,700,374      3,584,194    3,453,211
                                                                     -----------------------------------------
Reserve for loan losses                                                  (34,740)       (33,843)     (34,282)
Other assets                                                              379,632        362,800      343,007
                                                                     -----------------------------------------
Total assets                                                           $4,045,265     $3,913,151   $3,761,936
                                                                     -----------------------------------------
                                                                     -----------------------------------------

Non-interest bearing deposits                                            $582,992       $557,213     $609,041
Interest bearing transaction deposits                                   1,651,450      1,514,273    1,379,692
Time deposits                                                           1,122,536      1,140,273    1,112,291
Total interest bearing deposits                                         2,773,986      2,654,546    2,491,983
                                                                     -----------------------------------------
Total deposits                                                          3,356,978      3,211,759    3,101,024
Other borrowed funds                                                      223,895        237,715      220,314
Other liabilities                                                          33,726         33,352       25,328
Preferred stock                                                            37,069         37,069       37,069
Common shareholders' equity                                               393,597        393,256      378,201
                                                                     -----------------------------------------
Total liabilities, preferred stock & common equity                     $4,045,265     $3,913,151   $3,761,936
                                                                     -----------------------------------------
                                                                     -----------------------------------------

                                                           Hancock Holding Company
                                                            Financial Highlights
                                                (amounts in thousands, except per share data)
                                                                  (unaudited)

                                                                               Three Months Ended
                                                                     ------------------------------------------
                                                                        3/31/2003      12/31/2002     3/31/2002
                                                                     ------------------------------------------

Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                      56.57%          57.40%         54.52%
Securities                                                                 39.63%          41.14%         41.50%
Short-term investments                                                      3.81%           1.45%          3.98%
                                                                     ------------------------------------------
Earning assets                                                            100.00%         100.00%        100.00%
                                                                     ------------------------------------------
                                                                     ------------------------------------------

Non-interest bearing deposits                                              15.75%          15.55%         17.64%
Interest bearing transaction deposits                                      44.63%          42.25%         39.95%
Time deposits                                                              30.34%          31.81%         32.21%
                                                                     ------------------------------------------
Total deposits                                                             90.72%          89.61%         89.80%
Other borrowed funds                                                        6.05%           6.63%          6.38%
Other net interest-free funding sources                                     3.23%           3.76%          3.82%
                                                                     ------------------------------------------
Total funding sources                                                     100.00%         100.00%        100.00%
                                                                     ------------------------------------------
                                                                     ------------------------------------------

Loan mix:
Commercial/real estate loans                                               50.72%          50.76%         50.40%
Mortgage loans                                                             14.07%          13.58%         11.80%
Direct consumer loans                                                      23.83%          24.31%         27.14%
Indirect consumer loans                                                     9.11%           9.10%          8.63%
Finance Company loans                                                       2.27%           2.24%          2.02%
                                                                     ------------------------------------------
Total loans                                                               100.00%         100.00%        100.00%
                                                                     ------------------------------------------
                                                                     ------------------------------------------

Average dollars (in thousands):
Loans                                                                   2,093,209       2,057,459     $1,882,615
Securities                                                              1,466,360       1,474,645      1,433,234
Short-term investments                                                    140,805          52,090        137,362
                                                                     ------------------------------------------
Earning assets                                                          3,700,374       3,584,194     $3,453,211

Non-interest bearing deposits                                            $582,992        $557,213       $609,041
Interest bearing transaction deposits                                   1,651,450       1,514,273      1,379,692
Time deposits                                                           1,122,536       1,140,273      1,112,291
                                                                     ------------------------------------------
Total deposits                                                          3,356,978       3,211,759      3,101,024
Other borrowed funds                                                      223,895         237,715        220,314
Other net interest-free funding sources                                   119,501         134,720        131,873
                                                                     ------------------------------------------
Total funding sources                                                  $3,700,374      $3,584,194     $3,453,211

Loans:
Commercial/real estate loans                                           $1,061,644      $1,044,411       $948,905
Mortgage loans                                                            294,611         279,397        222,235
Direct consumer loans                                                     498,822         500,241        510,982
Indirect consumer loans                                                   190,648         187,303        162,422
Finance Company loans                                                      47,484          46,107         38,071
                                                                     ------------------------------------------
Total average loans                                                    $2,093,209      $2,057,459     $1,882,615

                                                           Hancock Holding Company
                                                 Average Balance and Net Interest Margin Summary
                                                      (amounts in thousands, except per share data)
                                                                        (unaudited)

                                                                     Three Months Ended
                                ------------------------------------------------------------------------------------------------
                                           03/31/03                        12/31/02                        03/31/02
                                ------------------------------------------------------------------------------------------------
                                  Interest    Volume    Rate    Interest     Volume    Rate   Interest     Volume         Rate
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------

Average Earning Assets
Commercial &
    real estate loans (TE)        $16,188   $1,061,644  6.18%    $16,948  $1,044,411   6.44%  $16,314      $948,905        6.97%
Mortgage loans                      4,723      294,611  6.41%      4,731     279,397   6.77%    4,106       222,235        7.39%
Consumer loans                     15,691      736,954  8.64%     15,941     733,651   8.62%   16,628       711,476        9.48%
Loan fees & late charges            2,381            -  0.00%      2,684           -   0.00%    2,284             -        0.00%
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------
  Total loans (TE)                 38,983    2,093,209  7.54%     40,303   2,057,459   7.78%   39,331     1,882,615        8.46%

US treasury securities               412        50,265  3.33%        416      50,323   3.28%      353        42,358        3.38%
US agency securities               5,706       522,735  4.37%      5,891     523,963   4.50%    6,406       492,033        5.21%
CMOs                               4,419       544,997  3.24%      6,276     568,638   4.41%    6,448       518,689        4.97%
Mortgage backed securities         1,474       109,890  5.37%      1,203      84,533   5.69%    1,634       110,229        5.93%
Municipals (TE)                    3,740       206,975  7.23%      3,831     214,063   7.16%    4,129       230,562        7.16%
Other securities                     336        31,498  4.33%        440      33,125   5.27%      599        39,362        6.17%
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------
  Total securities (TE)           16,987     1,466,360  4.39%     18,057   1,474,645   4.90%   19,569     1,433,234        5.47%

Fed funds sold                       330       113,667  1.18%        145      38,340   1.50%      299        74,701        1.62%
Cds with banks                        13         5,204  1.04%         13       4,461   1.13%       75         9,267        3.30%
Other short-term investments          65        21,935  1.21%         39       9,288   1.65%      222        53,394        1.69%
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------
  Total short-term investments       408       140,805  1.18%        196      52,090   1.49%      596       137,362        1.76%

  Average earning
        assets yield (TE)        $55,479    $3,700,374  6.05%    $58,557  $3,584,194   6.50%  $59,496    $3,453,211        6.95%

Interest-Bearing Liabilities
Interest-bearing transaction      $5,118    $1,651,450  1.26%     $5,557  $1,514,273   1.46%   $6,283    $1,379,692        1.85%
    deposits
Time deposits                      9,499     1,122,536  3.43%     10,054   1,140,273   3.51%   11,903     1,112,291        4.33%
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------
   Total interest
      bearing deposits            14,618     2,773,986  2.14%     15,612   2,654,546   2.33%   18,186     2,491,983        2.96%

Customer repos                       369       171,072  0.87%        539     182,739   1.17%      536       166,538        1.31%
Other borrowings                     594        52,823  4.56%        611      54,976   4.41%      598        53,777        4.51%
                                ----------- ----------  ----    -------- -----------  -----   --------   ----------      ------
  Total borrowings                   963       223,895  1.74%      1,151     237,715   1.92%    1,135       220,314        2.09%

  Total interest
     bearing liab cost           $15,581    $2,997,881  2.11%    $16,762  $2,892,261   2.30%  $19,320    $2,712,297        2.89%

Noninterest-bearing deposits                   582,992                       557,213                        609,041
Other net interest-free
  funding sources                              119,501                       134,720                        131,873

Total Cost of Funds              $15,581    $3,700,374  1.71%    $16,762  $3,584,194   1.86%  $19,320    $3,453,211        2.27%

Net Interest Spread (TE)         $39,898                3.94%    $41,795               4.20%  $40,176                      4.06%

Net Interest Margin (TE)         $39,898    $3,700,374  4.34%    $41,795  $3,584,194   4.65%  $40,176    $3,453,211        4.68%

                                                            Hancock Holding Company
                                                            Quarterly Financial Data
                                                      (amounts in thousands, except per share data)
                                                                        (unaudited)

                                                         2001                             2002                              2003
                                            --------------------------------------------------------------------------------------
                                               2Q         3Q         4Q         1Q         2Q         3Q         4Q          1Q
                                            --------------------------------------------------------------------------------------
Per Common Share Data*

Earnings per share:
    Basic                                     $0.55      $0.57      $0.71      $0.68      $0.75      $0.80      $0.84       $0.84
    Diluted                                   $0.55      $0.57      $0.70      $0.67      $0.73      $0.78      $0.82       $0.82
Earnings per share before amortization of
  purchased intangibles:
    Basic                                     $0.61      $0.64      $0.79      $0.69      $0.76      $0.82      $0.86       $0.85
    Diluted                                   $0.61      $0.64      $0.78      $0.68      $0.74      $0.79      $0.83       $0.83
Cash dividends per share                      $0.19      $0.19      $0.19      $0.20      $0.20      $0.20      $0.20       $0.21
Book value per share (period end)            $22.18     $23.26     $23.13     $23.45     $24.65     $25.15     $25.09      $25.45
Weighted average number of shares:
    Basic
                                             16,086     16,061     15,932     15,892     15,869     15,709     15,487      15,442
    Diluted                                  16,121     17,214     17,090     17,103     17,156     17,047     16,822      16,756
Period end number of shares                  16,076     15,982     15,893     15,892     15,798     15,517     15,443      15,435
Market data:
    High closing price                       $28.63     $29.33     $29.97     $36.17     $45.13     $49.73     $50.37      $46.94
    Low closing price                        $24.74     $25.99     $25.21     $27.56     $35.17     $39.33     $42.00      $42.80
    Period end closing price                 $28.63     $27.05     $28.69     $35.80     $44.92     $46.97     $44.65      $43.06
    Trading volume                              710      1,042        872      1,117      2,246      3,690      2,353       1,418

Performance Ratios

Return on average assets                      1.11%      1.06%      1.30%      1.23%      1.30%      1.36%      1.39%       1.37%
Return on average common equity              10.16%     10.60%     12.74%     12.25%     13.04%     13.30%     13.87%      14.08%
Earning asset yield (TE)                      7.87%      7.64%      7.36%      6.95%      6.73%      6.77%      6.50%       6.05%
Total cost of funds                           3.45%      3.27%      2.63%      2.27%      2.06%      1.97%      1.86%       1.71%
Net interest margin (TE)                      4.42%      4.38%      4.72%      4.68%      4.66%      4.80%      4.65%       4.34%
Non-interest expense as a percent
   of total revenue (TE) before
   amortization of purchased intangibles
   and securities transactions               60.65%     61.49%     57.81%     58.03%     57.34%     57.97%     57.97%      57.33%
Average common equity as
   a percent of average total assets         10.96%      9.98%     10.20%     10.05%      9.97%     10.24%     10.05%       9.73%
Leverage ratio                                9.68%      8.42%      9.49%      8.44%      9.35%      9.30%      9.35%       9.21%
Tangible common equity to assets              9.86%      8.97%      8.61%      8.40%      8.73%      8.53%      8.45%       8.14%
Net charge-offs as a
   percent of average loans                   0.48%      0.65%      0.94%      1.67%      0.88%      0.51%      0.63%       0.59%
Reserve for loan losses as
   a percent of period end loans              1.69%      1.90%      1.82%      1.68%      1.65%      1.65%      1.65%       1.64%
Reserve for loan losses to
   NPAs + loans 90 days past due            136.74%    133.67%    104.54%    118.55%    122.93%    134.42%    143.48%     149.63%
Provision   for  loan   losses   to  net    100.00%     67.06%     66.37%     68.65%    116.21%    141.23%    143.64%     100.00%
charge-offs

*Note:  Share and per share data give effect to the 3 - for - 2 stock split effective August 5, 2002.

                                                            Hancock Holding Company
                                                            Quarterly Financial Data
                                                      (amounts in thousands, except per share data)
                                                                        (unaudited)

                                                         2001                             2002                              2003
                                         -----------------------------------------------------------------------------------------
                                               2Q         3Q         4Q         1Q         2Q         3Q         4Q          1Q
                                         -----------------------------------------------------------------------------------------
Asset Quality Information

Non-accrual loans                           $11,870    $16,214    $17,328    $14,119    $12,210    $12,373    $11,870     $11,949
Foreclosed assets                            $2,982     $3,161     $3,003     $5,718     $7,335     $7,178     $5,936      $5,230
Total nonperforming assets                  $14,852    $19,375    $20,331    $19,837    $19,545    $19,551    $17,806     $17,179
Nonperforming assets as a percent of loans
  and foreclosed assets                       0.88%      1.02%      1.07%      1.05%      1.00%      0.96%      0.84%       0.81%

Accruing Loans 90 days past due              $6,066     $7,648    $12,591     $6,805     $6,702     $5,234     $6,407      $6,039
Accruing Loans 90 days past due as
   a percent of loans                         0.36%      0.40%      0.67%      0.36%      0.34%      0.26%      0.30%       0.28%
Nonperforming assets + accruing loans
   90 days past due to loans and
   foreclosed assets                          1.23%      1.42%      1.74%      1.41%      1.34%      1.22%      1.15%       1.09%

Net charge-offs                              $1,996     $3,114     $4,468     $7,762     $4,198     $2,547     $3,266      $3,020
Net charge-offs as
   a percent of average loans                 0.48%      0.65%      0.94%      1.67%      0.88%      0.51%      0.63%       0.59%

Reserve for loan losses                     $28,604    $36,122    $34,417    $31,585    $32,265    $33,315    $34,740     $34,740
Reserve for loan losses as a
   percent of period end loans                1.69%      1.90%      1.82%      1.68%      1.65%      1.65%      1.65%       1.64%
Reserve for loan losses to NPAs +
   accruing loans 90 days past due          136.74%    133.67%    104.54%    118.55%    122.93%    134.42%    143.48%     149.63%

Provision for loan losses                    $1,996     $2,088     $2,966     $5,329     $4,879     $3,597     $4,691      $3,020
Provision   for  loan   losses   to  net    100.00%     67.06%     66.37%     68.65%    116.21%    141.23%    143.64%     100.00%
charge-offs

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                   $425       $716       $695     $5,295     $2,111       $256       $920        $741
Mortgage loans                                    -        105         41          1          -          1         32          35
Direct consumer loans                         1,094      1,710      2,429      1,399      1,167      1,420      1,370       1,281
Indirect consumer loans                         221        314        532        652        462        405        428         558
Finance company loans                           256        269        771        415        458        465        516         405
                                         -----------------------------------------------------------------------------------------
Total net charge-offs                        $1,996     $3,114     $4,468     $7,762     $4,198     $2,547     $3,266      $3,020

Average loans:
Commercial/real estate loans               $840,075   $922,344   $929,413   $948,905   $972,234 $1,004,067 $1,044,411  $1,061,644
Mortgage loans                              240,366    235,428    232,110    222,235    230,652    252,350    279,397     294,611
Direct consumer loans                       437,263    554,920    535,563    510,982    501,761    501,673    500,241     498,822
Indirect consumer loans                     137,142    153,076    156,947    162,422    172,605    183,652    187,303     190,648
Finance Company loans                        29,759     36,884     38,743     38,071     39,949     43,983     46,107      47,484
                                         -----------------------------------------------------------------------------------------
Total average loans                      $1,684,605 $1,902,652 $1,892,775 $1,882,615 $1,917,200 $1,985,726 $2,057,459  $2,093,209

Net charge-offs to average loans:
Commercial/real estate loans                  0.20%      0.31%      0.30%      2.26%      0.87%      0.10%      0.35%       0.28%
Mortgage loans                                0.00%      0.18%      0.07%      0.00%      0.00%      0.00%      0.05%       0.05%
Direct consumer loans                         1.00%      1.22%      1.80%      1.11%      0.93%      1.12%      1.09%       1.04%
Indirect consumer loans                       0.65%      0.81%      1.34%      1.63%      1.07%      0.87%      0.91%       1.19%
Finance Company loans                         3.45%      2.89%      7.90%      4.42%      4.60%      4.19%      4.44%       3.46%
                                         -----------------------------------------------------------------------------------------
Total net charge-offs to average loans        0.48%      0.65%      0.94%      1.67%      0.88%      0.51%      0.63%       0.59%

                                                            Hancock Holding Company
                                                            Quarterly Financial Data
                                                      (amounts in thousands, except per share data)
                                                                        (unaudited)

                                                         2001                             2002                              2003
                                            --------------------------------------------------------------------------------------
                                               2Q         3Q         4Q         1Q         2Q         3Q         4Q          1Q
                                            --------------------------------------------------------------------------------------

Income Statement

Interest income                             $56,413    $62,388    $60,005    $57,605    $58,071    $58,404    $56,702     $53,616
Interest income (TE)                         58,155     64,327     61,990     59,496     59,931     60,260     58,557      55,479
Interest expense                             25,479     27,584     22,243     19,320     18,373     17,597     16,762      15,581
                                            --------------------------------------------------------------------------------------
Net interest income (TE)                     32,676     36,743     39,747     40,176     41,558     42,663     41,795      39,898
Provision for loan losses                     1,996      2,088      2,966      5,329      4,879      3,597      4,691       3,020
Non-interest income excluding
   securities transactions                   12,071     13,356     16,732     17,390     17,519     17,669     19,012      17,339
Securities transactions gain/(loss)               -         16          2          -        (0)          5        (1)         455
Non-interest expense                         28,050     32,070     33,916     33,596     34,063     35,163     35,438      32,991
Income before income taxes                   12,959     14,018     17,615     16,750     18,275     19,721     18,822      19,818
Income tax expense                            4,029      4,283      5,629      5,329      5,694      6,430      5,072       6,156
                                            --------------------------------------------------------------------------------------
Net income                                    8,930      9,735     11,986     11,421     12,581     13,291     13,750      13,663

Preferred dividends                               -        663        663        663        663        663        663         663
                                            --------------------------------------------------------------------------------------
Net income to common                         $8,930     $9,072    $11,323    $10,758    $11,918    $12,627    $13,086     $12,999
                                            --------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------------

Non-interest Income
  and Operating Expense
Service charges on deposit accounts          $6,814     $7,635     $9,315     $9,448    $10,568    $11,080    $11,151     $10,155
Trust fees                                    1,497      1,544      1,759      2,086      1,828      1,785      1,903       1,940
Credit card merchant discount fees              681        693        755        754        887        792        851         801
Insurance fees                                  372        412        319        514        589        650        559         516
Investment & annuity fees                       816        832        983      1,778      1,234        855        855         931
ATM fees                                        803        902        791        861        969      1,003        938         966
Secondary mortgage market operations            292        416        800        679        539        416        775         640
Other income                                    796        921      2,011      1,270        904      1,088      1,979       1,390
Securities transactions gain/(losses)             0         16          2          0          0          5        (1)         455
                                            --------------------------------------------------------------------------------------
   Total non-interest income                 12,071     13,371     16,732     17,390     17,519     17,674     19,011      17,794
                                            --------------------------------------------------------------------------------------

Personnel expense                            15,624     17,537     18,738     19,066     19,995     19,510     18,728      20,171
Occupancy expense (net)                       1,794      2,343      2,216      2,037      2,075      2,220      2,204       2,117
Equipment expense                             1,880      2,045      2,075      1,888      2,171      2,260      2,483       2,086
Other operating expense                       7,843      8,880      9,622     10,417      9,633     10,985     11,835       8,438
Amortization of intangibles                     909      1,265      1,265        188        188        188        188         178
                                            --------------------------------------------------------------------------------------
   Total non-interest expense                28,050     32,070     33,916     33,596     34,062     35,163     35,438      32,991
                                            --------------------------------------------------------------------------------------
FTE Headcount                                 1,597      1,727      1,736      1,731      1,769      1,773      1,790       1,746